UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5497

Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31
Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Municipal High Income Fund Inc.

Annual Report

October 31, 2004

Municipal High Income Fund Inc.

Municipal High Income Fund Inc.

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

For the first time in four years, the Federal Reserve Board (“Fed”)[i] pushed short-term interest rates higher during the 12 months ended October 31, 2004. The Fed raised its target for the closely watched federal funds rateii by 0.25% on several occasions, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10th after the fund’s reporting period had ended. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

Although inflation picked up earlier this year, recently reported figures were benign. The U.S. economy grew at a moderate rateiii over the period. Labor market growthiv picked up significantly in the spring, tapered off over the summer but has recently exceeded consensus expectations. Given the mixed economic results and conflicting signals to investors during the period, the bond market fluctuated significantly.

As the portfolio manager notes in the accompanying letter, isolated issue- and sector-specific factors influenced the fund’s performance. The manager also maintained a focus on seeking higher-coupon issues that offered potential values on a risk/reward basis. Although the fund’s lower-duration[v] strategy limited the fund’s ability to completely participate in the market’s upside moves, this more defensive approach to interest rate risk resulted in a smoother ride for investors who held the fund over the period in comparison to longer-duration portfolios. While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

1

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 22, 2004

2

Municipal High Income Fund Inc.

MANAGER OVERVIEW

PETER M. COFFEY
Vice President and
Investment Officer

Municipal bonds traded in a fairly narrow range during the first quarter of the 12 months ended October 31, 2004. During this time, the economy grew at a more robust pace versus early 2003.iii Although labor market growthvi languished throughout 2003 into the first quarter of this year, it rose significantly and remained strong in the early spring, and inflation picked up as well.vii

After an extended period of monetary easing, the Fed’s monetary policymaking committee[i] raised its federal funds rateii target from a four-decade low of 1.00% to 1.25% at the end of June – the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

FUND PERFORMANCE AS OF OCTOBER 31, 2004
Price Per Share		30-Day SEC Yield	12-Month Total Return
$7.84	(NAV)	7.05%	6.32%
$7.39	(NYSE)	7.49%	3.76%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period.This yield is as of October 31, 2004 and is subject to change.

3

The Fed again raised its federal funds target by 0.25% in August and in September to a 1.75% rate. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

After the period ended, yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results for October.vi Non-farm payrolls rose by 337,000 jobs versus a projected increase of 175,000 for the month.

The Fed subsequently raised its federal funds rate target to 2.00% on November 10th after the end of the fund’s reporting period. In its statement, the Fed said, “Output appears to be growing at a moderate pace despite the rise in energy prices, and labor market conditions have improved. Inflation and longer-term inflation expectations remain well contained.” The monetary policymaking committee retained wording from its previous statements stating its stance that future rate increases will continue “at a pace that is likely to be measured.”iv

Although this is a closed-end fund, approximately $1.16 billion of new capital was invested into open-end high-yield/non-investment-grade municipal bond funds in the third quarter, versus $1.56 billion of outflows for their investment-grade counterparts.viii This reflected an inflow of funds into investments that participate in the high-yield municipal bond market during the quarter. As of the end of the period, the yield-to-worstix on the Lehman Brothers High-Yield Municipal Bond Index was 6.61% (a taxable equivalent yield (“TEY”) of 10.16% for an investor in the 35% federal income tax bracket) versus a stated market yield of 3.56% (TEY of 5.47% for an investor in the same tax bracket) for the broader-based municipal bond index.[x] As of the period’s close, approximately 70% of the portfolio was invested in high-yield issues; 30% of the fund was invested in investment-grade holdings. Over the 12-month period, compelling taxable equivalent yields for investors in middle- and higher-federal income tax brackets and low default rates continued to attract investors to municipal bond funds, although they experienced net outflows over the year. Nonetheless, municipal bonds outperformed U.S. Treasuries over the 12 months.xi

4

Performance Review

For the 12 months ended October 31, 2004, the Municipal High Income Fund returned 3.76%, based on its New York Stock Exchange (“NYSE”) market price and 6.32% based on its net asset value (“NAV”)xii per share. In comparison, the fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,xiii returned 6.03% and the Lipper high yield municipal debt closed-end funds category averagexiv was 8.57% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund made distributions to shareholders totaling $0.5385 per share. The performance table on page 3 shows the fund’s 30-day SEC yields as well as its 12-month total returns based on its NAV and market price as of October 31, 2004. Past performance is no guarantee of future results. The fund’s yields will vary.

During the period, the portfolio remained defensively positioned to hold up better in a rising-rate environment. Although this approach limited the fund’s ability to participate as fully when bond prices rose, the fund held up better than longer-duration[v] portfolios when bond prices sharply dropped, such as in April. In the recent market and rate environment, we believe that our cautious approach to managing interest rate risk is more prudent than a longer-duration strategy. Securities in the education, industrial development, pollution control, and transportation sectors positively contributed to the fund’s performance. The performance of certain holdings was negatively impacted in isolated industry and issue-specific circumstances, which detracted from the fund’s performance. Conversely, while most of the fund’s holdings in the hospital sector enhanced results, three securities detracted from performance. Similarly, the majority of the fund’s life care holdings boosted returns, although two holdings hurt results. Although it reduced volatility, our hedge position in long bond futures detracted from performance, as long-term treasury yields declined during the period. Finally, in the multi-family housing sector, the low income housing market continued to struggle with competitive pressures, causing several securities to decline during the fiscal year.

Over the period, we maintained a focus on targeting issues with competitive coupons that we perceived as offering favorable prospects on a risk/reward basis. As of October’s close, the fund’s average coupon was 7.04%, while its average market yield was 6.89%. The average life and average maturity of holdings in the portfolio were 10.76 and 21.36 years, respectively, at the end of the period. We have continued to target bonds in a diverse cross-section of market segments.

5

Looking for Additional Information?

The fund is traded under the symbol“MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMHFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call
1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current net asset value, market price, and other information.

Thank you for your investment in the Municipal High Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter M. Coffey
Vice President and Investment Officer

November 22, 2004

6

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Certain investors may be subject to the Federal Alternative Minimum Tax (AMT), and state and local taxes may apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iv	Source: Bureau of Labor Statistics.
[v]	Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.
vi	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs
vii	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.
viii	Sources: Investment Company Institute and Lehman Brothers.
ix	Yield to worst is the lowest quoted yield for a bond or fund. It is the lowest of all yield to calls or the yield to maturity.
[x]	The Lehman Brothers High-Yield Municipal Bond Index is a broad measure of the high-yield/non-investment-grade municipal bond market with maturities of at least one year. The index includes lower-rated securities, which present greater risk of loss of principal and interest than higher-rated securities. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with an overall average maturity of approximately three years.
xi	Source: Lehman Brothers. Municipal bonds are direct debt obligations issued and backed by the full faith and credit of those municipalities issuing the bonds, whereas, U.S. Treasuries are direct debt obligations issued and backed by the full faith and credit of the U.S. government. The principal face value amount and interest payments on debt obligations are guaranteed by the issuer when the securities are held to maturity. Market prices and yields will fluctuate. Performance of bond categories are based upon Lehman Brothers index data representative of the total returns of a universe of securities in each respective class of fixed-income securities over the 12 months ended October 31, 2004.
xii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
xiii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
xiv	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 14 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.

7

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 39. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the shares is equal to or higher than 98% of the net asset value (“NAV”) per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, the Fund will buy shares for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund’s NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at 1 (800) 331-1710.

8

Municipal High Income Fund Inc. Fund at a Glance (unaudited)

Investment Breakdown

9

Municipal High Income Fund Inc. Schedule of Investments October 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

MUNICIPAL BONDS — 99.1% Alabama — 3.7%
$4,000,000	BB+	Butler, AL IDB, Solid Waste Disposal Revenue,
		(James River Corp. Project), 8.000% due 9/1/28 (b)(c)	$4,108,480
615,000	NR	Capstone Improvement District of Brookwood, AL, Series A,
		7.700% due 8/15/23 (d)	73,800
11,765	D	Mobile, AL IDB, Solid Waste Disposal Revenue, ( Mobile
		Energy Services Co. Project), 6.950% due 1/1/20 (d)	74
1,000,000	NR	Rainbow City, AL Special Health Care Facility Financing
		Authority, Series A, 8.250% due 1/1/31	860,080
1,000,000	AAA	West Jefferson, AL Amusement & Public Park Authority
		Revenue, (Visionland Project), (Call 12/1/06 @ 102),
		8.000% due 12/1/26 (e)	1,139,570

			6,182,004

Alaska — 0.7%
1,055,000	NR	Alaska Industrial Development & Export Authority Revenue,
		Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b)	1,108,710

Arizona — 3.1%
1,500,000	NR	Casa Grande, AZ IDA, Hospital Revenue, Casa Grande
		Regional Medical Center, Series A, 7.625% due 12/1/29	1,587,810
1,000,000	B-	Gila County, AZ IDA Revenue, ASARCO Inc.,
		5.550% due 1/1/27	834,020
935,000	NR	Maricopa, AZ IDA, MFH Revenue, (Gran Victoria Housing
		LLC Project), Series B, 10.000% due 5/1/31 (c)	939,834
1,795,000	NR	Phoenix, AZ IDA, MFH Revenue, (Ventana Palms
		Apartments Project), Series B, 8.000% due 10/1/34	1,772,706

			5,134,370

Arkansas — 1.1%
		Arkansas State Development Finance Authority:
1,000,000	BBB-	Hospital Revenue, ( Washington Regional Medical Center
		Project), 7.375% due 2/1/29	1,107,780
600,000	BB+	Industrial Facilities Revenue, (Potlatch Corp. Project),
		Series A, 7.750% due 8/1/25 (b)	654,858

			1,762,638

California — 6.7%
1,500,000	NR	Barona, CA Band of Mission Indians, GO,
		8.250% due 1/1/20 (c)	1,612,650
		California State Department of Water Resources, Power Supply
		Revenue:
1,500,000	AAA‡	MBIA-Insured, RITES, 8.409% due 5/1/11 (f)	1,803,510
750,000	NR	XLCA-Insured, RITES, 7.879% due 5/1/10 (f)	931,860

See Notes to Financial Statements.

10

Municipal High Income Fund Inc. Schedule of Investments (continued) October 31, 2004

FACE AMOUNT	RATING( a)	SECURITY	VALUE

California — 6.7% (continued)
$1,500,000	NR	California Statewide Communities Development Authority
		Revenue, ( East Valley Tourist Project), Series A,
		9.250% due 10/1/20	$1,598,295
		Golden State Tobacco Securitization Corp., Tobacco Settlement
		Revenue:
1,000,000	A-	5.625% due 6/1/38	1,061,020
2,000,000	BBB	7.800% due 6/1/42 (c)	2,142,960
1,865,000	Ba2*	Vallejo, CA COP, Touro University, 7.375% due 6/1/29	1,935,049

			11,085,344

Colorado — 2.5%
		Colorado Education and Cultural Facilities Authority Revenue:
2,000,000	NR	Colorado Lutheran High School Project, Series A,
		7.625% due 6/1/34 (c)	2,013,960
910,000	AAA	Peak to Peak Project, (Escrowed with state & local
		government securities to 8/15/11 Call @ 100),
		7.500% due 8/15/21	1,119,546
999,000	NR	Highline Business Improvement District, Littleton, CO GO,
		Series B, 8.750% due 12/15/19 (d)	449,550
500,000	NR	Southlands Medical District, CO, 7.125% due 12/1/34	506,225

			4,089,281

District of Columbia — 1.3%
1,895,000	AAA	District of Columbia COP, AMBAC-Insured,
		5.500% due 1/1/20 (c)	2,139,038

Florida — 13.8%
1,000,000	NR	Beacon Lakes Community Development District, Special
		Assessment, Series A, 6.900% due 5/1/35	1,029,070
1,500,000	NR	Bonnet Creek Resort Community Development District, FL
		Special Assessment, 7.500% due 5/1/34	1,597,740
		Capital Projects Finance Authority, FL.:
2,000,000	NR	Continuing Care Retirement, Glenridge on Palmer Ranch,
		Series A, 8.000% due 6/1/32 (c)	2,033,180
2,000,000	NR	Student Housing Revenue, Florida University, Series A,
		7.850% due 8/15/31 (c)	1,995,180
1,000,000	NR	Capital Trust Agency Revenue, Seminole Tribe Convention
		Center, Series A, 10.000% due 10/1/33	1,233,870
985,000	NR	Century Parc Community Development District, Special
		Assessment, 7.000% due 11/1/31	1,036,151
2,500,000	A-1+	Collier County, FL Health Facilities Authority, Hospital
		Revenue, Cleveland Clinic Health Center, Series 1,
		1.740% due 1/1/35 (g)	2,500,000
1,000,000	NR	Hammock Bay Community Development District,
		Special Assessment, Series A, 6.125% due 5/1/35	1,000,570

See Notes to Financial Statements.

11

Municipal High Income Fund Inc. Schedule of Investments (continued) October 31, 2004

FACE AMOUNT	RATING( a)	SECURITY	VALUE

Florida — 13.8% (continued)
$1,000,000	A	Highlands County, FL Health Facilities Authority Revenue,
		Adventist Health Systems, 6.000% due 11/15/25	$1,101,590
875,000	NR	Homestead, FL IDR, Community Rehabilitation Providers
		Program, Series A, 7.950% due 11/1/18	892,867
2,000,000	BBB-	Martin County, FL IDA Revenue, (Indiantown Cogeneration
		Project), Series A, 7.875% due 12/15/25 (b)(c)	2,043,720
1,000,000	NR	Orange County, FL Health Facilities Authority Revenue, First
		Mortgage, (GF/ Orlando, Inc. Project), 9.000% due 7/1/31	1,022,040
535,000	AAA	Palm Beach County, FL Health Facilities Authority Revenue,
		(John F. Kennedy Memorial Hospital Inc. Project),
		9.500% due 8/1/13 (h)	700,090
2,000,000	NR	Reunion East Community Development District, Special
		Assessment, Series A, 7.375% due 5/1/33	2,156,800
1,000,000	B-	Santa Rosa Bay Bridge Authority, FL Revenue,
		6.250% due 7/1/28	886,500
1,450,000	NR	Waterlefe Community Development District,
		Golf Course Revenue, 8.125% due 10/1/25	1,541,582

			22,770,950

Georgia — 5.2%
1,000,000	AAA	Atlanta, GA Airport Passenger Facility Charge Revenue,
		Sub Lien, Series C, FSA-Insured, 5.000%, due 1/1/33	1,030,860
1,000,000	AAA	Atlanta, GA Airport Revenue, Series B, FGIC-Insured,
		5.625% due 1/1/30 (b)	1,050,690
2,500,000	NR	Atlanta, GA Tax Allocation, (Atlantic Station Project),
		7.900% due 12/1/24 (c)	2,644,725
1,000,000	NR	Atlanta, GA Urban Residential Finance Authority, MFH Revenue,
		Park Place Apartments, Series A, 6.750% due 3/1/31	795,240
1,000,000	NR	Brunswick & Glynn County, GA Development Authority
		Revenue, First Mortgage, Coastal Community Retirement,
		Series A, 7.250% due 1/1/35	993,680
1,000,000	BBB+‡	Gainesville & Hall County, GA Development Authority Revenue,
		Senior Living Facility, Lanier Village Estates, Series C,
		7.250% due 11/15/29	1,076,120
1,005,000	NR	Walton County, GA IDA Revenue, (Walton Manufacturing Co.
		Project), 8.500% due 9/1/07	1,043,170

			8,634,485

Illinois — 1.3%
2,000,000	AAA	Chicago, IL GO, Neighborhoods Alive 21 Program,
		FGIC-Insured, 5.500% due 1/1/31 (c)	2,146,460

See Notes to Financial Statements.

12

Municipal High Income Fund Inc. Schedule of Investments (continued) October 31, 2004

FACE AMOUNT	RATING( a)	SECURITY	VALUE

Indiana — 2.5%
$2,500,000	BB-	East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
		6.800% due 6/1/13 (c)	$2,528,750
1,000,000	B	Indiana State Development Finance Authority, PCR, (Inland
		Steel Co. Project No. 13), 7.250% due 11/1/11 (b)	1,046,810
975,000	NR	Indianapolis, IN MFH Revenue, ( Lake Nora Fox Club Project),
		Series B, 7.500% due 10/1/29 (d)	497,279

			4,072,839

Louisiana — 2.1%
1,000,000	NR	Epps, LA COP, 8.000% due 6/1/18	1,028,620
2,000,000	NR	Louisiana Local Government Environmental Facilities,
		Community Development Authority Revenue,
		St. James Place, Series A, 8.000% due 11/1/25	1,344,080
1,000,000	BB-	Port of New Orleans, LA IDR, (Continental Grain Co. Project),
		7.500% due 7/1/13	1,015,360

			3,388,060

Maryland — 1.9%
3,000,000	NR	Maryland State Economic Development Corp. Revenue,
		Chesapeake Bay, Series A, 7.730% due 12/1/27 (c)	3,144,480

Massachusetts — 3.9%
		Boston, MA IDA Financing Revenue:
750,000	NR	Crosstown Center Project, 8.000% due 9/1/35 (b)	756,967
970,000	NR	Roundhouse Hospitality LLC Project,
		7.875% due 3/1/25 (b)	974,908
1,000,000	BBB	Caritas Christi Obligation, Series B, 6.750% due 7/1/16	1,132,710
1,000,000	NR	Massachusetts State Development Finance Agency Revenue
		Briarwood, Series B, (Call 12/1/10 @ 101),
		8.250% due 12/1/30 (e)	1,295,420
340,000	AA	Massachusetts State HFA, Single-Family Housing Revenue,
		Series 38, 7.200% due 12/1/26 (b)	347,143
1,940,000	NR	Massachusetts State Industrial Finance Agency Revenue,
		Assisted Living Facility, ( Marina Bay LLC Project),
		7.500% due 12/1/27 (b)(c)	1,968,072

			6,475,220

Michigan — 5.8%
2,130,000	NR	Allen Academy, COP, 7.500% due 6/1/23 (c)	2,092,192
1,000,000	NR	Cesar Chavez Academy, COP, 8.000% due 2/1/33	1,028,650
1,900,000	Ba2*	Garden City, MI Hospital Finance Authority, Hospital Revenue,
		Garden City Hospital Obligation Group, Series A,
		5.625% due 9/1/10	1,856,110
1,000,000	NR	Gaudior Academy, MI COP, 7.250% due 4/1/34	1,005,300
1,750,000	NR	Kalamazoo Advantage Academy, COP, 8.000% due 12/1/33	1,756,178

See Notes to Financial Statements.

13

Municipal High Income Fund Inc. Schedule of Investments (continued) October 31, 2004

FACE AMOUNT	RATING( a)	SECURITY	VALUE

Michigan — 5.8% (continued)
$2,000,000	NR	Michigan State Strategic Fund, Resource Recovery Limited
		Obligation Revenue, Central Wayne Energy Recovery L.P.,
		Series A, 6.900% due 7/1/19 (b)(d)	$100,000
1,000,000	NR	Star International Academy, MI COP, 7.000% due 3/1/33	1,007,170
700,000	NR	William C. Abney Academy, MI COP, 6.750% due 7/1/19	701,400

			9,547,000

Minnesota — 0.5%
1,000,000	NR	Minneapolis & St. Paul, MN Metropolitan Airports Community
		Special Facility Revenue, (Northwest Airlines Project),
		Series A, 7.000% due 4/1/25 (b)	827,360

Missouri — 0.2%
250,000	NR	St. Joseph, MO IDA, (Living Community of St. Joseph
		Project), 7.000% due 8/15/32	260,565

Montana — 2.0%
4,515,000	NR	Montana State Board of Investment, Resource Recovery
		Revenue, ( Yellowstone Energy L.P. Project),
		7.000% due 12/31/19 (b)(c)	3,311,798

New Jersey — 4.0%
1,000,000	NR	New Jersey EDA, Series A, Retirement Community Revenue,
		8.250% due 11/15/30	1,079,480
3,000,000	BBB-	New Jersey Health Care Facilities Financing Authority Revenue,
		Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (c)	3,383,490
		Tobacco Settlement Financing Corp. Revenue:
1,000,000	BBB	6.750% due 6/1/39	981,560
1,215,000	BBB	6.125% due 6/1/42	1,083,221

			6,527,751

New Mexico — 1.5%
		Albuquerque, NM Hospital Revenue, Southwest Community
		Health Services:
220,000	AAA	(Call 8/1/08 @ 100), 10.000% due 8/1/12 (e)	268,583
115,000	AAA	(Call 8/1/08 @ 100), 10.125% due 8/1/12 (e)	140,831
1,000,000	NR	Otero County, (Detention Facility Project), COP,
		7.500% due 12/1/24	988,680
1,000,000	NR	Sandoval County, NM Project Revenue, ( Santa Ana Pueblo
		Project), 7.750% due 7/1/15	1,031,950

			2,430,044

New York — 5.2%
700,000	NR	Brookhaven, NY IDA, Civic Facility Revenue, Memorial
		Hospital Medical Center, Series A, 8.250% due 11/15/30	748,832
2,000,000	AAA	Metropolitan Transportation Authority, NY, Series A,
		AMBAC-Insured, 5.000% due 7/1/30 (c)	2,060,160

See Notes to Financial Statements.

14

Municipal High Income Fund Inc. Schedule of Investments (continued) October 31, 2004

FACE AMOUNT	RATING( a)	SECURITY	VALUE

New York — 5.2% (continued)
$1,000,000	NR	Monroe County, NY IDA, Woodland Village Project,
		8.550% due 11/15/32	$1,077,120
		New York City, NY IDA, Civic Facility Revenue:
1,360,000	NR	Community Residence for the Developmentally Disabled,
		7.500% due 8/1/26	1,442,022
1,120,000	NR	Special Needs Facility Pooled Program, Series A-1,
		8.125% due 7/1/19	1,211,090
1,000,000	AAA	Sales Tax Asset Receivables Corp., NY, Series A,
		AMBAC-Insured, 5.000% due 10/15/32	1,035,670
980,000	NR	Suffolk County, NY IDA, Civic Facility Revenue, Southampton
		Hospital Association, Series A, 7.750% due 1/1/22	1,010,860

			8,585,754

North Carolina — 1.7%
1,000,000	NR	Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
		International Airport, 5.600% due 7/1/27 (b)(d)	439,400
965,000	NR	North Carolina Medical Care Commission, Health Care
		Facilities Revenue, First Mortgage, (De Paul Community
		Facilities Project), 7.625% due 11/1/29	997,907
1,000,000	AAA	North Carolina Municipal Power Agency, Catawba Electric
		Revenue, MBIA-Insured, TICS, 9.607% due 1/1/11 (f)	1,293,790

			2,731,097

Ohio — 2.9%
1,500,000	BBB	Cuyahoga County, OH Hospital Facilities Revenue,
		(Canton Inc. Project), 7.500% due 1/1/30	1,667,475
		Montgomery County, OH Health Systems Revenue, Series B-1,
		(Escrowed with state & local government securities to
		7/1/06 Call @ 102):
1,035,000	AAA	8.100% due 7/1/18	1,155,981
315,000	AAA	Unrefunded Balance, 8.100% due 7/1/18	345,064
1,500,000	BB+	Ohio State Air Quality Development Authority Revenue, Cleveland
		Pollution Control, Series A, 6.000% due 12/1/13	1,596,150
1,250,000	NR	Ohio State Solid Waste Revenue, Republic Engineered
		Steels Inc., 9.000% due 6/1/21 (b)(d)(i)†	0

			4,764,670

Pennsylvania — 5.7%
2,200,000	NR	Allegheny County, PA IDA, Airport Special Facilities Revenue,
		(USAir Inc. Project), Series B, 8.500% due 3/1/21 (b)(d)	46,750
		Beaver County, PA IDA, PCR:
1,500,000	BBB-	Cleveland Electric Illuminating Co. Project,
		7.625% due 5/1/25	1,569,630
2,000,000	BBB-	Toledo Edison Co. Project, 7.625% due 5/1/20 (c)	2,093,140

See Notes to Financial Statements.

15

Municipal High Income Fund Inc. Schedule of Investments (continued) October 31, 2004

FACE AMOUNT	RATING( a)	SECURITY	VALUE

Pennsylvania — 5.7% (continued)
$1,000,000	NR	Cumberland County, PA Municipal Authority Retirement
		Community Revenue, (Wesley Affiliated Services Inc.
		Project), Series A, 7.250% due 1/1/35	$1,046,970
2,640,000	NR	Montgomery County, PA Higher Education & Health
		Authority Revenue, Temple Continuing Care Center,
		6.625% due 7/1/19 (d)	422,400
1,000,000	NR	Northumberland County, PA IDA, (NHS Youth Services Inc.
		Project), Series A, 7.500% due 2/15/29	1,005,520
1,000,000	NR	Philadelphia, PA Authority for IDR, (Host Marriott L.P. Project)
		Remarketed 10/31/95, 7.750% due 12/1/17	1,018,620
2,000,000	NR	Westmoreland County, PA IDA, Healthcare Facilities, Redstone
		Highlands Health, Series B, 8.125% due 11/15/30	2,173,600

			9,376,630

Rhode Island — 1.4%
2,500,000	NR	Tobacco Settlement Financing Corp. Revenue, RITES,
		8.959% due 6/1/08 (f)	2,268,500

South Carolina — 3.1%
		Connector 2000 Association Inc., SC Toll Road Revenue:
		Capital Appreciation, Series B:
3,100,000	B-	Zero coupon bond to yield 8.404%, due 1/1/27	448,167
7,750,000	B-	Zero coupon bond to yield 9.535%, due 1/1/34	663,322
2,000,000	B-	Southern Connector Project, Series A, 5.375% due 1/1/38	1,503,220
225,000	NR	Florence County, SC IDR, Stone Container Corp.,
		7.375% due 2/1/07	227,783
460,000	NR	McCormick County, SC COP, 9.750% due 7/1/09	462,038
2,000,000	NR	Tobacco Settlement Revenue Management Authority, RITES,
		10.048% due 11/15/09 (f)	1,806,200

			5,110,730

Tennessee — 0.9%
1,915,000	NR	Shelby County, TN Health, Educational & Housing Facilities
		Board Revenue, MFH, (Hedgerow Apartments Project),
		6.875% due 7/1/36	1,436,250

Texas — 9.0%
		Bexar County, TX Housing Financial Corp, MFH:
980,000	NR	Continental Lady Ester, Series A, 6.875% due 6/1/29	911,312
1,165,000	Ba1*	Nob Hill Apartments, Series B, 8.500% due 6/1/31	1,106,552
235,000	Baa3*	Waters at Northern Hills, Series C, 7.750% due 8/1/36	223,823
1,515,000	Baa2*	El Paso County, TX Housing Financial Corp., MFH,
		Las Lomas Apartments, Series A, 6.450% due 12/1/19	1,524,802
1,000,000	NR	Grand Prairie, TX Housing Finance Corp., Independent Senior
		Living Center Revenue, 7.750% due 1/1/34	995,260

See Notes to Financial Statements.

16

Municipal High Income Fund Inc. Schedule of Investments (continued) October 31, 2004

FACE AMOUNT	RATING( a)	SECURITY	VALUE

Texas — 9.0% (continued)
$2,000,000	Ba2*	Gulf Coast, TX IDA, Solid Waste Disposal Revenue, (CITGO
		Petroleum Corp Project), 7.500% due 5/1/25 (b)(c)	$2,178,680
2,750,000	B-	Houston, TX Airport Systems Revenue, Special Facilities,
		(Continental Airlines Inc Project), Series C,
		6.125% due 7/15/27 (b)(c)	1,996,362
1,000,000	BB	Port Corpus Christi, TX Industrial Development Corp, (CITGO
		Petroleum Corp Project), 8.250% due 11/1/31 (b)	1,071,550
970,000	Ba3*	Texas State Affordable Housing Corp, MFH Revenue, HIC
		Arborstone Baybrook, Series C, 7.250% due 11/1/31	937,748
1,865,000	NR	West Texas Detention Facility Corp Revenue,
		8.000% due 2/1/25	1,902,319
		Willacy County, TX, (Public Facility Corp Project):
1,000,000	NR	Series A-1, 8.250% due 12/1/23	1,027,400
1,000,000	NR	7.500% due 11/1/25	1,006,880

			14,882,688

Virginia — 4.4%
510,000	NR	Alexandria, VA Redevelopment & Housing Authority, MFH
		Revenue, ( Parkwood Court Apartments Project), Series C,
		8.125% due 4/1/30	512,739
1,000,000	NR	Broad Street Community Development Authority Revenue,
		7.500% due 6/1/33	1,008,980
1,000,000	NR	Fairfax County, VA EDA Revenue, Retirement Community,
		Greenspring Village Inc, Series A, 7.500% due 10/1/29	1,062,500
		Pocahontas Parkway Association, VA Toll Road Revenue,
		Capital Appreciation, Series B:
10,000,000	BB	zero coupon bond to yield 7.391% due 8/15/33	1,479,600
23,400,000	BB	zero coupon bond to yield 8.289% due 8/15/34 (c)	3,239,964

			7,303,783

Wisconsin — 1.0%
		Wisconsin State Health & Educational Facilities Authority
		Revenue:
1,000,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	1,094,050
1,745,000	NR	Benchmark Healthcare of Green Bay Inc Project,
		Series A, 7.750% due 5/1/27 (d)	575,850

			1,669,900

		TOTAL MUNICIPAL BONDS AT VALUE — 99.1%
		(Cost — $171,692,839)	163,168,399

See Notes to Financial Statements.

17

Municipal High Income Fund Inc. Schedule of Investments (continued) October 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 0.0%
3,180	Mobile Energy Services Co LLC (i)(j)†	$3,180

	TOTAL COMMON STOCK AT VALUE — 0.0%
	(Cost — $ 988,235)	3,180

	TOTAL INVESTMENTS AT VALUE — 99.1%
	(Cost — $172,681,074**)	163,171,579
	Other Assets in Excess of Liabilities — 0.9%	1,438,484

	TOTAL NET ASSETS — 100.0%	$164,610,063

_____________
(a)
All ratings are by Standard & Poor’s Rating Service, except those which are identified by an asterisk (*) are rated by Moody’s Investors Service and those which are identified by a double dagger (‡), are rated by Fitch Ratings.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)	All or portion of this security has been segregated and/or held as collateral for open futures contracts commitments (See Note 3).
(d)	Security is currently in default.
(e)	Pre-Refunded bonds escrowed with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(f)	Inverse floating rate security — coupon varies inversely with level of short-term tax exempt interest rates.
(g)	Variable rate obligation payable at par on demand at any time no more than seven days notice.
(h)	Bonds escrowed to maturity with U.S. government securities are considered by the investment advisor to be triple-A rated even if the issuer has not applied for new ratings.
(i)	Security is valued in good faith by or under the direction of the Board of Directors.
(j)	Non-income producing security.
†	This security has been deemed illiquid.
**	Aggregate cost for federal income tax purposes is $172,392,829.

Please see pages 20 through 22 for definitions of ratings and certain abbreviations

See Notes to Financial Statements.

18

Municipal High Income Fund Inc. Summary of Investments by Industry* October 31, 2004

Hospitals	13.7%
Industrial Development	11.1
Lifecare Systems	10.7
Transportation	9.6
Education	9.0
Pollution Control	7.4
Multi-Family Housing	6.5
Tobacco	5.7
Public Facilities	3.5
Cogeneration Facilities	3.3
Other	19.5

100.0%

____________
*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2004 and are subject to change.

See Notes to Financial Statements.

19

Municipal High Income Fund Inc. Bond Ratings (unaudited)

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)  — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A	—
Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—
Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—
Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly  speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bond rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—
Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—
Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—
Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

20

Municipal High Income Fund Inc. Bond Ratings (unaudited) (continued)

Baa	—
Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—
Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—
Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings (“Fitch”) — Ratings from “A” to “CCC” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings with the major ratings categories.

AAA	—
Bonds rated “AAA” by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

A	—
Bonds rated “A” have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	—
Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB	—
Bonds rated “BB” carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

CCC, CC and C	—
Bonds rated “CCC”, “CC” and “C” carry the real possibility of defaulting. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated “CC” appears probable, a “C” rating indicates imminent default.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

21

Municipal High Income Fund Inc. Short-Term Bond Ratings (unaudited)

A-1	—
Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

Abbreviations* (unaudited)

ABAG	—	Association of Bay Area Governments	IDA	—	Industrial Development
AIG	—	American International Guaranty			Authority/Agency
AMBAC	—	Ambac Assurance Corporation	IDB	—	Industrial Development Board
BAN	—	Bond Anticipation Notes	IDR	—	Industrial Development Revenue
BIG	—	Bond Investors Guaranty	INFLOS	—	Inverse Floaters
CGIC	—	Capital Guaranty Insurance Company	ISD	—	Independent School District
CHFCLI	—	California Health Facility	LOC	—	Letter of Credit
		Construction Loan Insurance	MBIA	—	Municipal Bond Investors
CONNIE	—	College Construction Loan			Assurance Corporation
LEE		Insurance Association	MFH	—	Multi-Family Housing
COP	—	Certificate of Participation	MVRICS	—	Municipal Variable Rate Inverse
EDA	—	Economic Development Authority			Coupon Security
ETM	—	Escrowed to Maturity	PCR	—	Pollution Control Revenue
FGIC	—	Financial Guaranty Insurance	PSFG	—	Permanent School Fund
		Company			Guaranty
FHA	—	Federal Housing Administration	RADIAN	—	Radian Asset Assurance
FHLMC	—	Federal Home Loan Mortgage	RAN	—	Revenue Anticipation Notes
		Corporation	RIBS	—	Residual Interest Bonds
FLAIRS	—	Floating Adjustable Interest Rate	RITES	—	Residual Interest
		Securities			Tax-Exempt Securities
FNMA	—	Federal National Mortgage	SYCC	—	Structured Yield Curve
		Association			Certificate
FRTC	—	Floating Rate Trust Certificates	TAN	—	Tax Anticipation Notes
FSA	—	Financing Security Assurance	TECP	—	Tax-Exempt Commercial Paper
GIC	—	Guaranteed Investment Contract	TICS	—	Tender Inverse Certificates
GNMA	—	Government National Mortgage	TOB	—	Tender Option Bonds
		Association	TRAN	—	Tax and Revenue Anticipation
GO	—	General Obligation			Notes
HDC	—	Housing Development Corporation	VA	—	Veterans Administration
HFA	—	Housing Finance Authority	VRDD	—	Variable Rate Daily Demand
IBC	—	Insured Bond Certificates	VRWE	—	Variable Rate Wednesday
Demand
			XLCA	—	XL Capital Assurance Inc.
____________
*	Abbreviations may or may not appear in the schedule of investments.

22

Municipal High Income Fund Inc. Statement of Assets and Liabilities October 31, 2004

ASSETS:
Investments, at value (Cost—$172,681,074)	$163,171,579
Cash	138,817
Interest receivable	3,895,497
Receivable for securities sold	531,465

Total Assets	167,737,358

LIABILITIES:
Payable for securities purchased	2,522,824
Payable to broker — variation margin	275,000
Dividends payable	155,419
Investment advisory fee payable	55,732
Administration fee payable	27,866
Accrued expenses	90,454

Total Liabilities	3,127,295

Total Net Assets	$164,610,063

NET ASSETS:
Par value of capital shares
($0.01 par value, 500,000,000 shares authorized)	$210,022
Capital paid in excess of par value	192,720,183
Undistributed net investment income	132,824
Accumulated net realized loss from investment transactions and
futures contracts	(17,224,721)
Net unrealized depreciation of investments and futures contracts	(11,228,245)

Total Net Assets	$164,610,063

Shares Outstanding	21,002,201

Net Asset Value	$7.84

See Notes to Financial Statements.

23

Municipal High Income Fund Inc. Statement of Operations For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest	$12,000,438

EXPENSES:
Investment advisory fee (Note 2)	660,316
Administration fee (Note 2)	330,158
Audit and legal	98,040
Directors’ fees	63,524
Shareholder communications	57,145
Transfer agency services	49,903
Custody	24,256
Stock exchange listing fees	21,431
Other	15,101

Total Expenses	1,319,874

Net Investment Income	10,680,564

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Loss From:
Investment transactions	(6,311,042)
Futures contracts	(3,264,584)

Net Realized Loss	(9,575,626)

Net Decrease in Unrealized Depreciation on Investments
and Futures Contracts	8,470,935

Net Loss on Investments and Futures Contracts	(1,104,691)

Increase in Net Assets From Operations	$9,575,873

See Notes to Financial Statements.

24

Municipal High Income Fund Inc. Statements of Changes in Net Assets For the Years Ended October 31, 2004

	2004	2003

OPERATIONS:
Net investment income	$10,680,564	$11,870,452
Net realized loss	(9,575,626)	(4,908,356)
Net (increase) decrease in unrealized depreciation	8,470,935	(404,539)

Increase in Net Assets From Operations	9,575,873	6,557,557

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
From net investment income	(11,184,964)	(11,657,895)
In excess of net investment income	(112,227)	—

Decrease in Net Assets From
Dividends to Shareholders	(11,297,191)	(11,657,895)

FUND SHARE TRANSACTIONS (NOTE 4):
Net asset value of shares issued for
reinvestment of dividends and distributions	524,962	398,716

Increase in Net Assets From
Fund Share Transactions	524,962	398,716

Decrease in Net Assets	(1,196,356)	(4,701,622)

NET ASSETS:
Beginning of year	165,806,419	170,508,041

End of year*	$164,610,063	$165,806,419

* Includes undistributed net investment income of:	$132,824	$716,587

See Notes to Financial Statements.

25

Municipal High Income Fund Inc. Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2004	2003	2002		2001	2000

Net Asset Value,
Beginning of Year	$7.92	$8.16	$8.67		$8.86	$9.00

Income (Loss) From Operations:
Net investment income	0.51	0.57	0.58	(1)	0.59	0.60
Net realized and unrealized loss	(0.05)	(0.25)	(0.52	)(1)	(0.20)	(0.16)

Total Income From Operations	0.46	0.32	0.06		0.39	0.44

Less Dividends and Distributions:
From net investment income	(0.53)	(0.56)	(0.57)		(0.58)	(0.58)
In excess of net investment income	(0.01)	—	—		—	—

Total Dividends	(0.54)	(0.56)	(0.57)		(0.58)	(0.58)

Net Asset Value, End of Year	$7.84	$7.92	$8.16		$8.67	$8.86

Total Return,
Based on Market Price	3.76%	7.17%	(4.70)%		13.85%	9.39%

Total Return,
Based on Net Asset Value	6.32%	4.42%	0.91%		4.77%	5.97%

Net Assets,
End of Year (millions)	$165	$166	$171		$180	$181

Ratios to Average Net Assets:
Expenses	0.80%	0.80%	0.80%		0.82%	0.71%
Net investment income	6.47	7.13	6.84	(1)	6.74	6.72
Portfolio Turnover Rate	33%	28%	33%		15%	27%
Market Price, End of Year	$7.390	$7.650	$7.680		$8.640	$8.125

___________
(1)
Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 6.80%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

26

Municipal High Income Fund Inc. Notes to Financial Statements

         1. Organization and Significant Accounting Policies

         Municipal High Income Fund Inc. (‘‘Fund’’), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

         The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

         (a) Investment Valuation.  Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, the Fund may value such investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term maturing within 60 days are valued at amortized cost, which approximates value.

         (b) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

         (c) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Gains or losses on the sale of securities are calculated by using the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. To the extent an issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

27

Municipal High Income Fund Inc. Notes to Financial Statements (continued)

         (d) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

         (e) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes dividends monthly and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

         (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

         (g) Reclassification. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $205,074 has been reclassified between accumulated net realized loss from investments and paid-in capital as a result of permanent differences attributable to an expiring capital loss carryforward. Also, $112,227 has been reclassified between accumulated net investment income and paid-in capital as a result of permanent differences attributable to an overdistribution of net investment income. In addition, $79,363 has been reclassified between accumulated net realized loss from investment transactions and accumulated net investment income due to differences between book and tax amortization of premium on fixed income securities, and the payment of a liquidating dividend treated as capital gain for tax purposes. These reclassifications have no effect on net assets or net asset values per share.

         2. Investment Advisory Agreement, Administration Agreement and Other Transactions

         Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

         All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

28

Municipal High Income Fund Inc. Notes to Financial Statements (continued)

3. Investments During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$52,701,887

Sales	$57,161,178

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,025,541
Gross unrealized depreciation	(16,246,791)

Net unrealized depreciation	$(9,221,250)

At October 31, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss

Contracts to Sell:
U.S. Treasury 20 Year Bond	400	12/04	$43,818,750	$45,537,500	$(1,718,750)

4. Capital Shares At October 31, 2004, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share. Capital stock transactions were as follows:

	Year Ended October 31, 2004		Year Ended October 31, 2003

	Shares	Amount	Shares	Amount

Shares issued on reinvestment	67,379	$524,962	51,722	$398,716

29

Municipal High Income Fund Inc. Notes to Financial Statements (continued)

         5. Additional Information

         In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

         In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

         CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

         In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

         Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

         The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

30

Municipal High Income Fund Inc. Notes to Financial Statements (continued)

6. Income Tax Information and Distribution to Shareholders The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2004	2003

Tax exempt income	$11,164,443	$11,633,059
Ordinary income	132,748	24,836

As of October 31, 2004, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward	$(18,943,471	)*
Other book/tax temporary differences	1,563,329	**
Unrealized depreciation	(10,940,000	)***

Total accumulated losses	$(28,320,142)

*
On October 31, 2004, the Fund had a net capital loss carryforward of $18,943,471, of which $399,613 expires in 2005, $786,462 expires in 2007, $747,959 expires in 2008, $733,106 expires in 2009, $601,572 expires in 2010, 5,066,581 expires in 2011, and 10,608,178 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**
Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of the realization for tax purposes of unrealized losses on certain futures contracts and dividends payable.

***

The difference between book-basis and tax-basis unrealized/depreciation is attributable primarily to the difference between book and tax amortization methods for market discounts on fixed income securities.

31

Municipal High Income Fund Inc. Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Municipal High Income Fund Inc.:

         We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. (“Fund”) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 17, 2004

32

Municipal High Income Fund Inc. Financial Data Per Share of Common Stock (unaudited)

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2002
11/27/01	11/30/01	$8.50	$8.59	$0.0485	$8.42
12/24/01	12/28/01	7.89	8.42	0.0485	8.16
1/22/02	1/25/02	8.30	8.45	0.0485	8.28
2/19/02	2/22/02	8.35	8.40	0.0485	8.23
3/19/02	3/22/02	8.16	8.34	0.0485	8.11
4/23/02	4/26/02	8.07	8.36	0.0485	8.18
5/28/02	5/31/02	8.12	8.36	0.0485	8.19
6/25/02	6/28/02	8.16	8.43	0.0465	8.25
7/23/02	7/26/02	8.07	8.46	0.0465	8.22
8/27/02	8/30/02	8.16	8.41	0.0465	8.23
9/24/02	9/27/02	8.31	8.40	0.0465	8.23
10/22/02	10/25/02	7.62	8.15	0.0465	7.79
Fiscal Year 2003
11/25/02	11/29/02	7.26	8.12	0.0465	7.35
12/23/02	12/27/02	7.34	8.11	0.0465	7.42
1/28/03	1/31/03	7.39	8.03	0.0465	7.50
2/25/03	2/28/03	7.40	7.99	0.0465	7.51
3/25/03	3/28/03	7.40	7.93	0.0465	7.48
4/22/03	4/25/03	7.44	7.88	0.0465	7.49
5/27/03	5/30/03	7.75	7.93	0.0465	7.78
6/24/03	6/27/03	7.67	7.87	0.0465	7.83
7/22/03	7/25/03	7.73	7.88	0.0465	7.72
8/26/03	8/29/03	7.63	7.81	0.0465	7.78
9/23/03	9/26/03	7.72	7.87	0.0465	7.71
10/28/03	10/31/03	7.70	7.91	0.0465	7.73
Fiscal Year 2004
11/24/03	11/28/03	7.76	7.96	0.0465	7.79
12/22/03	12/26/03	7.68	7.96	0.0465	7.73
1/27/04	1/30/04	7.95	7.98	0.0465	7.82
2/24/04	2/27/04	7.83	7.97	0.0465	7.81
3/23/04	3/26/04	7.98	7.90	0.0455	7.74
4/27/04	4/30/04	7.20	7.82	0.0455	7.39
5/25/04	5/28/04	7.18	7.74	0.0455	7.27
6/22/04	6/25/04	7.13	7.73	0.0440	7.17
7/27/04	7/30/04	7.16	7.75	0.0440	7.27
8/24/04	8/27/04	7.28	7.77	0.0440	7.36
9/21/04	9/24/04	7.31	7.78	0.0420	7.37
10/26/04	10/29/04	7.40	7.84	0.0420	7.45

___________ * As of record date.

33

Municipal High Income Fund Inc. Additional Information (unaudited)

Additional Information About Your Fund

The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Information about Directors and Officers

The business and affairs of Municipal High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Non-Interested Directors:

Allan J. Bloostein	Director	Since	President of Allan J.	35	Taubman Centers Inc
27 West 67th Street		1998	Bloostein Associates
New York, NY 10023
DOB: 12/23/29

Dwight B. Crane	Director	Since	Professor, Harvard	49	None
Harvard Business School		1998	Business School
Soldiers Field Road
Morgan Hall #375
Boston, MA 02163
DOB: 1/24/37

Paolo M. Cucchi	Director	Since	Vice President and Dean of	7	None
Drew University		2001	College of Liberal Arts at
108 Brothers College			Drew University
Madison, NJ 07940
DOB: 11/18/41

Robert A. Frankel	Director	Since	Managing Partner of	24	None
1961 Deergrass Way		1998	Robert A. Frankel
Carlsbad, CA 92009			Management
DOB: 5/20/27			Consultants

Paul Hardin	Director	Since	Chancellor Emeritus and	35	None
12083 Morehead		2001	Professor of Law at the
Chapel Hill, NC 27514			University of North Carolina
DOB: 6/11/31			at Chapel Hill

William R. Hutchinson	Director	Since	President of WR Hutchinson	40	Director of Associated
535 N. Michigan		1998	& Associates, Inc.; Formerly		Bank and Associated
Chicago, IL 60611			Group Vice President of		Banc-Corp
DOB: 10/09/42			Mergers & Acquisitions at
			BP Amoco

George M. Pavia	Director	Since	Senior Partner of Pavia &	7	None
600 Madison Avenue		2001	Harcourt Attorneys
New York, NY 10022
DOB: 2/14/28

34

Municipal High Income Fund Inc. Additional Information (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors:

R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	221	None
CAM	President and	2002	Citigroup Global Markets Inc
399 Park Avenue	Chief Executive		(“CGM”); Chairman,
4th Floor	Officer		President and Chief Executive
New York, NY 10022			Officer of SBFM, Travelers
DOB: 4/05/51			Investment Adviser, Inc
(“TIA”) and Citi Fund
Management Inc.; President
and Chief Executive Officer
of certain mutual funds
associated with Citigroup Inc
(“Citigroup”); Formerly
Portfolio Manager of Smith
Barney Allocation Series Inc
(from 1996-2001) and Smith
Barney Growth and Income
Fund (from 1996-2000)

Officers:

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief
125 Broad Street	and Chief		Administrative Officer of
11th Floor	Administrative		mutual funds associated
New York, NY 10004	Officer		with Citigroup; Head of
DOB: 8/01/56			International Funds
Administration of CAM from
2001 to 2003; Director of
Global Funds Administration
of CAM from 2000 to 2001;
Head of U.S. Citibank Funds
Administration of CAM from
1998 to 2000

Kaprel Ozsolak	Chief Financial	Since	Vice President of CGM;	N/A	N/A
CAM	Officer and	2004	Controller of certain funds
125 Broad Street	Treasurer		associated with Citigroup
11th Floor
New York, NY 10004
DOB: 10/26/65

Peter M. Coffey	Vice President	Since	Managing Director of CGM;	N/A	N/A
CAM	and Investment	1999	Investment Officer of SBFM
399 Park Avenue	Officer
4th Floor
New York, NY 10022
DOB: 7/25/44

35

Municipal High Income Fund Inc. Additional Information (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

George Benoit	Investment	Since	Vice President of CGM	N/A	N/A
CAM	Officer	2004
399 Park Avenue
4th Floor
New York, NY 10022
DOB: 7/2/60

Andrew Beagley	Chief	Since	Director of CGM (since 2000);	N/A	N/A
CAM	Compliance	2004	Director of Compliance,
399 Park Avenue	Officer		North America, CAM (since
4th Floor			2000); Chief Anti-Money
New York, NY 10022			Laundering Compliance
DOB: 10/9/62			Officer, Chief Compliance
Officer and Vice President
of certain mutual funds
associated with Citigroup;
Director of Compliance,
Europe, the Midde East and
Africa, Citigroup Asset
Management (from 1999 to
2000); Compliance Officer;
SBFM, CFM, TIA Salomon
Brothers Asset Management
Limited, Smith Barney Global
Capital Management Inc.,
Salomon Brothers Asset
Management Asia Pacific
Limited (from 1997 to 1999)

Robert I. Frenkel	Secretary***	Since	Managing Director and	N/A	N/A
CAM	and Chief	2003	General Counsel of Global
300 First Stamford Place	Legal Officer		Mutual Funds for CGM and
4th Floor			its predecessor (since 1994);
Stamford, CT 06902			Secretary and Chief Legal
DOB: 12/12/54			Officer of mutual funds
associated with Citigroup

______________
*	Directors are elected for a term of three years.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

36

Municipal High Income Fund Inc. Tax Information (unaudited)

For multi-state municipal funds: For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2004:

•	98.82% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.

37

Municipal High Income Fund Inc. Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

         The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

38

Municipal High Income Fund Inc. Dividend Reinvestment Plan (unaudited)

         The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

         Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

         The number of shares of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

         If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, PFPC will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to

39

Municipal High Income Fund Inc. Dividend Reinvestment Plan (unaudited) (continued)

issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the capital shares. PFPC will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

         PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

         Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

         Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by telephone at 1 (800) 331-1710.

———————————

         Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices its capital shares in the open market. For the year ended October 31, 2004, the Fund has not repurchased any shares.

40

Municipal High Income Fund Inc. Management of the Fund

Directors	Investment Adviser and Administrator

Allan J. Bloostein	Smith Barney Fund Management LLC
Dwight B. Crane	399 Park Avenue
Paolo M. Cucchi	New York, New York 10022
Robert A. Frankel
R. Jay Gerken, CFA	Transfer Agent
Chairman
Paul Hardin	PFPC Inc.
William R. Hutchinson	P.O. Box 43027
George M. Pavia	Providence, Rhode Island 02940-3027

Officers	Custodian

R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief	225 Franklin Street
Executive Officer	Boston, Massachusetts 02110

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and
Treasurer

Peter M. Coffey
Vice President and
Investment Officer

George Benoit
Investment Officer

Andrew Beagley
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

41

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-735-6507.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com, and (3) on the SEC’s website at www.sec.gov.

Municipal High Income Fund Inc. 125 Broad Street 10th Floor, MF-2 New York, NY 10004 FD01049 12/04 04-7569

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Frankel as the Audit Committee's financial expert. Mr. Frankel is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Municipal High Income Fund, Inc. were $33,250 and $33,250 for the years ended 10/31/04 and 10/31/03.

(b)	Audit-Related Fees for the Municipal High Income Fund, Inc. were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(c)	Tax Fees for Municipal High Income Fund, Inc. of $2,300 and $2,300 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Municipal High Income Fund, Inc..

(d)	All Other Fees for Municipal High Income Fund, Inc. of $0 and $0 for the years ended 10/31/04 and 10/31/03.

(e)	(1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Municipal High Income Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Municipal High Income Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Municipal High Income Fund, Inc. were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Municipal High Income Fund, Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Municipal High Income Fund, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Municipal High Income Fund Inc.

Date:	January 7, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Municipal High Income Fund Inc.

Date:	January 7, 2005

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Municipal High Income Fund Inc.

Date:	January 7, 2005